UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 14, 2003

LEAR CORPORATION
(Exact name of registrant as specified in its charter)

Delaware	1-11311	13-3386776
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

21557 Telegraph Road, Southfield, MI		48034
(Address of principal executive offices)		(Zip Code)

(248) 447-1500
(Registrant’s telephone number, including area code)

N/A
(Former name or former address, if changed since last report)

SIGNATURES
EXHIBIT INDEX
Visual Slides

Item 7. Financial Statements and Exhibits

(c)  Exhibits

99.1	Visual slides from the presentation to be made by certain officers of Lear Corporation at the Morgan Stanley Automotive Conference on April 14, 2003, filed herewith.

Item 9. Regulation FD Disclosure

On April 14, 2003, certain officers of Lear Corporation will make a presentation at the Morgan Stanley Automotive Conference. The visual slides from the presentation are attached hereto as Exhibit 99.1 and incorporated by reference herein.

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SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

LEAR CORPORATION, a Delaware corporation

Date: April 14, 2003	By:	/s/ David C. Wajsgras
	Name:	David C. Wajsgras
	Title:	Senior Vice President and Chief Financial Officer

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EXHIBIT INDEX

Exhibit No.	Description

99.1	Visual slides from the presentation to be made by certain officers of Lear Corporation at the Morgan Stanley Automotive Conference on April 14, 2003, filed herewith.

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